Supplement to Prospectus
HC Strategic Shares
Dated November 2, 2009 for
The Hirtle Callaghan Trust
The date of this Supplement is December 21, 2009
THIS SUPPLMENTS SUPERSEDES THE SUPPLEMENT FILED ON NOVEMBER 19, 2009
The Trust: At a meeting on December 10, 2009, the Board of Trustees of The Hirtle Callaghan Trust (the “Trust”) designated the existing class for each of the existing series of the Trust (the “Portfolios”) as the HC Strategic Shares. Hereafter the class name for each of the Portfolios contained in this Prospectus is the HC Strategic Shares.
The International Equity Portfolio: A Portfolio Management Agreement between SSgA Funds Management, Inc. (“SSgA FM”) and The Hirtle Callaghan Trust (the “Trust”) on behalf of The International Equity Portfolio (the “Portfolio”) was approved by the Board of Trustees of the Trust on November 13, 2009, and by the shareholders of the Portfolio on December 18, 2009. SSgA FM will begin providing investment management services for that portion of the Portfolio allocated to SSgA FM as soon as is practicable.
1.	The following replaces the “Specialist Managers” section, found on page 20 of the Prospectus:
Specialist Managers. A portion of the Portfolio is managed in accordance with an “active management” approach, which involves the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Capital Guardian Trust Company (“CapGuardian”), Artisan Partners Limited Partnership (“Artisan”) and Causeway Capital Management LLC (“Causeway”) are currently responsible for implementing the active component of the Portfolio’s investment strategy. Additionally, a portion of the Portfolio may be managed using a “passive” or “index” investment approach designed to replicate the composition of the Portfolio’s benchmark index and, from time to time, one or more identifiable subsets of that index (see “Management of the Trust,” included later in this Prospectus). SSgA FM is currently responsible for implementing this component for the Portfolio’s investment strategy. The investment selection process for each of these Specialist Managers is described below; further information about the Specialist Managers, individual portfolio managers responsible for day-to-day investment decisions for the Portfolio, and the manner in which the Portfolio’s assets are allocated between them appears in the “Specialist Manager Guide” included later in this Prospectus.
2.	The following supplements the “Specialist Managers” section of the Prospectus for the Portfolio beginning on page 20 of the Prospectus:

The SSgA FM Investment Selection Process	In selecting investments for that portion of the Portfolio allocated to it, SSgA FM adheres to a “passive” or “indexing” investment approach, by which SSgA attempts to approximate as closely as practicable, before expenses, the performance of one or more different segments of the MSCI EAFE® Index as deemed appropriate by Hirtle Callaghan. The MSCI EAFE® Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Further information about the MSCI EAFE® Index appears later in this Prospectus under the heading “Investment Risks and Strategies — About Benchmarks and Index Investing.” SSgA will typically attempt to invest in the securities comprising the Index in the same proportions as they are represented in the Index. In some cases, it may not be possible or practicable to purchase all of the securities comprising the Index, or to hold them in the same weightings as they represent in the Index. In those circumstances, SSgA may employ a sampling or optimization technique to construct the portfolio in question. The Fund’s returns may vary from the returns of the Index. Further information about the MSCI EAFE® Index appears later in this Prospectus under the heading “Investment Risks and Strategies — About Benchmarks and Index Investing.”
3.	The following replaces the “Annual Operating Expenses” table and example found on page 23 of the Prospectus:
Supplement to Prospectus for The Hirtle Callaghan Trust

Annual Operating Expenses (Expenses that are deducted from the Portfolio’s assets, expressed as a percentage of average net assets) Management Fees(a) 0.46% Other Expenses 0.15%	Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes the reinvestment of all dividends and distributions in shares of the Portfolio and that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

Total Portfolio	1 Year $62
Operating Expenses(b) 0.61%	3 Years $195
5 Years $340
10 Years $762

(a)	Figures shown reflect the allocation of assets stated to reflect expected fees payable to the Specialist Managers. The Portfolio will be managed by four Specialist Managers, each of whom will be compensated in accordance with a different fee schedule. Although asset allocations and fees payable to the Specialist Managers may vary, the figures assume a targeted reallocation of assets at June 30, 2009 of 43% Capital Guardian, 33% Causeway, 24% Artisan and 0% SSgA FM. Further information about the allocation of assets appears in this Prospectus under the heading “Management of the Trust” and is also available in the Trust’s Statement of Additional Information.

(b)	Expenses attributable to the Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of the Portfolio.
4.	The following replaces the last two paragraphs in the section entitled “About Benchmarks and Index Investing” on page 34 of the Prospectus:
The benchmarks for The International Equity and The Emerging Markets Portfolios are the MSCI EAFE® Index and MSCI EM Index, respectively. The MSCI EAFE® Index (Europe, Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of June 2009 the MSCI EAFE® Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The MSCI EM Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of June 2009 the MSCI EM Index consisted of the following 22 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.
The indexes noted above are used by the Board of Trustees and by Hirtle Callaghan as one standard against which to measure the performance of the Specialist Managers to whom assets of the various Equity Portfolios have been allocated. In addition, a portion of the assets of The Value Equity, The Growth Equity, The Small Capitalization Equity, The International Equity and The Emerging Markets Portfolios (the “Index Accounts”) are allocated to a Specialist Manager who is committed to investing assets allocated to it in a manner that replicates the composition of the appropriate benchmark index. At times, subsets of these indices may also be used as a basis for selecting securities for the Index Accounts. This passive investment style differs from the active management investment techniques used by the Trust’s other Specialist Managers. Rather than relying upon fundamental research, economic analysis and investment judgment, this approach uses automated statistical analytic procedures that seek to track the performance of a selected stock index.
Securities will be acquired in proportion to their weighting in the relevant index. Under certain circumstances, it may not be possible for an Index Account to acquire all securities included in the relevant index. This might occur, for example, in the event that an included security is issued by one of the Trust’s Specialist Managers or if there is insufficient trading activity in an included security for any reason. To the extent that all securities included in the appropriate index cannot be purchased, the Specialist Manager will purchase a representative sample of other included securities in proportion to their weightings. It is anticipated that these investment methods will result in a close correlation between the performance of the Index Accounts and the performance of the relevant index in both rising and falling markets, and every effort will be made to achieve a correlation of at least 0.95, before deduction of the expenses associated with the management of the respective Index Accounts and the Portfolio of which they are a part. A correlation of 1.00 would represent a perfect correlation between the performance of an Index
Supplement to Prospectus for The Hirtle Callaghan Trust

Account and the relevant index. Investors should be aware, however, that while use of an index investment approach may limit an investor’s losses (before expenses) to those experienced in the overall securities markets as represented by the relevant index, it is also the case that an investor gives up the potential to achieve return in rising markets in excess of the return achieved by the benchmark index.
     5. The following supplements the “Specialist Manager Guide” with respect to SSgA FM, beginning on page 58 of the Prospectus:
For its services to The International Equity Portfolio, SSgA FM receives a fee at the annual rate of 0.06% of the average daily net assets of that portion of the Portfolio allocated to SSgA FM (the “SSgA FM Account”), subject to a minimum annual fee of $100,000, this minimum will be pro-rated over the number of days during any annual period on which the SSgA FM Account has Portfolio assets to manage. SSgA FM manages the assets allocated to it in accordance with an index (passive) strategy and uses a team approach in implementing this program. The members of this team involved in the day to day management of the portion of The International Equity Portfolio allocated to SSgA FM are: Kala Croce and Shelli Edgar.
Ms. Croce joined the firm in 1995 and is a Vice President at State Street Global Advisors, Principal of SSgA FM and a Senior Portfolio Manager in the firm’s Global Structured Products Group. She is responsible for managing both domestic and international equity index portfolios, including SSgA’s Daily MSCI EAFE® fund, as well as a variety of S&P 500, Russell 3000, ETF and hedge accounts. She received a BS in Accounting from Lehigh University and an MBA in from Bentley College.
Ms. Edgar joined the firm in 2000 and is a Vice President at State Street Global Advisors, Principal of SSgA FM and a Portfolio Manager for the Global Structured Products Group. She is responsible for commingled and separately managed funds with a variety of benchmarks, including Standard & Poors’, Russell, MSCI and Dow Jones Wilshire. Ms. Edgar received a BS from Idaho State University and a MS from Emerson College.
The Emerging Markets Portfolio: The following replaces the section of the Prospectus with respect to SSgA FM under the “Specialist Manager” section on page 24 of the Prospectus:

The SSgA FM Investment Selection Process	With respect to that portion of the Portfolio allocated to SSgA FM that is managed in accordance with an “active management” approach, the management team in selecting investments for the Portfolio, identifies attractive countries and stocks to invest in. Through the use of quantitative models, the investment team incorporates valuation, growth and sentiment measures to rank securities on relative attractiveness. The team seeks to build a diversified portfolio designed to outperform the Portfolio’s benchmark over time.

With respect to that portion of the Portfolio allocated to SSgA FM that is managed in accordance with the “passive” or “index” investment management approach, SSgA FM adheres to a “passive” or “indexing” investment approach that is designed to approximate as closely as practicable, before expenses, the performance of one or more different segments of the MSCI EM Index as deemed appropriate by Hirtle Callaghan. The MSCI EM Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. Further information about the MSCI EM Index appears later in this Prospectus under the heading “Investment Risks and Strategies — About Benchmarks and Index Investing.” Due to cost and liquidity constraints in the emerging markets, it is not possible or practicable to purchase all of the securities comprising the Index, or to hold them in the same weightings as they represent in the Index. Accordingly, SSgA employs a sampling or optimization technique to construct the portfolio in question. The Fund’s returns may vary from the returns of the Index.
Supplement to Prospectus for The Hirtle Callaghan Trust

The Intermediate Term Municipal Bond Portfolio.
1.	The following hereby replaces the “Performance” section, found on page 32 of the Prospectus:
Performance. The chart and table below show how The Intermediate Term Municipal Bond Portfolio has performed, and how its performance has varied from year to year. The bar chart shows returns on a before-tax basis and gives some indication of risk by showing changes in the Portfolio’s yearly performance for each of the last ten full calendar years. The table accompanying the bar chart compares the Portfolio’s performance over time on a before and after-tax basis to that of the Barclays Capital 5-Year General Obligations Index (formerly Lehman Brothers 5-Year General Obligations Index) (“Barclays Capital 5-Year G.O. Index”), an unmanaged index of fixed income securities. All of the information below — the bar chart, tables and example — assumes the reinvestment of all dividends and distributions in shares of the Portfolio. Of course, past performance, before and after taxes, does not indicate how the Portfolio will perform in the future.
2.	The following hereby replaces the portion of the Prospectus related to the “Average Annual Return” with respect to the benchmark index, Barclays Capital 5-Year General Obligations Index (“Barclays 5-Year G.O. Index”) for The Intermediate Term Municipal Bond Portfolio, found on page 32 of the Prospectus:

	One Year	Five Year	Ten Year
Barclays Capital 5-Year G.O. Index	5.77%	3.65%	4.56%
The Emerging Markets Portfolio: (From the Supplement Filed November 19, 2009) At a special meeting held on November 13, 2009, the Board of Trustees of The Hirtle Callaghan Trust approved The Boston Company Asset Management LLC (“TBCAM”) as an additional Specialist Managers for The Emerging Markets Portfolio (the “Portfolio”). At that meeting, the Board also approved the expansion of the investment mandate for SSgA FM to include an “index-based” or “passive” investment strategy with respect to the Portfolio.
1.	The following replaces the “Specialist Managers” section, found on page 24 of the Prospectus:
Specialist Managers. A portion of the Portfolio is managed in accordance with an “active management” approach, which involves the buying and selling of securities based upon economic, financial and market analysis and investment judgment. The Boston Company Asset Management LLC (“TBCAM”) and SSgA FM are currently responsible for implementing the active component of the Portfolio’s investment strategy. SSgA FM also manages a portion of the Portfolio that may be managed using a “passive” or “index” investment approach designed to replicate the composition of the Portfolio’s benchmark index and, from time to time, one or more identifiable subsets of that index (see “Management of the Trust,” included later in this Prospectus). The investment selection process for each of these Specialist Managers is described below; further information about the Specialist Managers, individual portfolio managers responsible for day-to-day investment decisions for the Portfolio, and the manner in which the Portfolio’s assets are allocated between them appears in the “Specialist Manager Guide” included later in this Prospectus.
2.	The following supplements the “Specialist Managers” section of the Prospectus for the Portfolio found on page 24 of the Prospectus:

The TBCAM Investment Selection Process	TBCAM seeks to purchase undervalued securities that have strong fundamentals and a compelling catalyst for business improvement, a process that has yielded a portfolio that has outperformed the MSCI EM Index over full market cycles. Additionally, TBCAM’s consistent sell discipline trims and then eliminates outperforming securities that become expensive relative to the market, which has proven to add value in what has historically been a more volatile asset class than the developed markets.
3.	The following replaces the “Annual Operating Expenses” table found on page 26 of the Prospectus:
Supplement to Prospectus for The Hirtle Callaghan Trust

The following table and accompanying example describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Annual Operating Expenses (Expenses that are deducted from the Portfolio’s assets, expressed as a percentage of average net assets) Management Fees(a)(b) 0.82% Other Expenses(b) 0.35%	Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes the reinvestment of all dividends and distributions in shares of the Portfolio and that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

Total Portfolio	1 Year $119
Operating Expenses(c) 1.17%	3 Years $372

(a)	Figures shown reflect the expected allocation of assets stated to reflect current fees payable to the Specialist Managers. The Portfolio is currently managed by two Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Although asset allocations and fees payable to the Specialist Managers may vary, the figures shown assume an expected allocation of assets of 90% SSgA FM (active strategy), 10% TBCAM and 0% SSgA FM (passive strategy). Further information about the allocation of assets appears in this Prospectus under the heading “Management of the Trust” and is also available in the Trust’s Statement of Additional Information.

(b)	Based on estimated amounts for the current fiscal year.

(c)	Expenses attributable to the Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of the Portfolio.
The Emerging Markets Portfolio. (From the Supplement Filed November 19, 2009)
1.	The following supplements the “Specialist Manager Guide”, beginning on page 53 of the Prospectus:
The Boston Company Asset Management LLC (“TBCAM”). TBCAM is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act and is a wholly-owned subsidiary of The Bank of New York Mellon Corporation. TBCAM is headquartered at the One Boston Place, Boston, MA 02108. Messrs. Kirk Henry, CFA and Warren Skillman are the individuals primarily responsible for the day-to-day management of the portion of the Portfolio’s assets allocated to TBCAM. As of June 30, 2009, TBCAM had total assets under management of approximately $28.7 billion in assets, of which approximately $14 billion consisted of mutual fund assets.
Mr. Henry is a Senior Managing Director and joined TBCAM in May, 1994. He currently serves as the Director of Non-US Value Equities and Lead Portfolio Manager on the Non-US and Emerging Markets Value strategies. He is also a member of TBCAM’s Executive Management Team. He graduated with a BA in Human Biology from Stanford University. He received an MBA in Accounting and Finance from the University of Chicago. Mr. Henry holds the Chartered Financial Analyst designation and is a member of CFA Institute and The Boston Security Analysts Society.
Mr. Skillman is a Managing Director and joined TBCAM in September, 2005 and is a Portfolio Manager on TBCAM’s Non-US Value Equity Investment Team; his primary research responsibility is emerging markets. Mr. Skillman received a BA from Boston College and an MS in Finance from the London School of Business.
For its services to the Portfolio, TBCAM receives a fee at the annual rate of 0.90% of the average daily net assets of the first $50 million of that portion of the assets of the Portfolio that may, from time to time be allocated to TBCAM (the “TBCAM Account”); 0.85% on the next $50 million of the average daily net assets of TBCAM Account; 0.70% on the next $100 million of the average daily net assets of TBCAM Account; and 0.60% on assets over $200 million.
2.	The following replaces the existing section of the “Specialist Manager Guide” with respect to SSgA FM and its services for The Emerging Markets Portfolio on page 58 of the Prospectus.
Supplement to Prospectus for The Hirtle Callaghan Trust

For the services provided by SSgA FM, pursuant to the active investment strategy for The Emerging Markets Portfolio, SSgA FM receives a fee, based on the daily net asset value of the Portfolio’s assets, at an annual rate of 0.85% for the first $50 million in such assets, 0.75% for the next $50 million in assets and 0.70% for those assets in excess of $100 million of that portion of the Portfolio allocated to SSgA FM (the “SSgA FM Account”). For its services to the Portfolio, with respect to its services for the passive investment strategy, SSgA FM receives a fee at the annual rate of 0.16% of the average daily net assets of that portion of the Portfolio allocated to SSgA FM (the “SSgA FM Passive Account”), subject to a minimum annual fee of $100,000, this minimum will be pro-rated over the number of days during any annual period on which the SSgA FM Passive Account has Portfolio assets to manage. SSgA FM manages the assets allocated to it in accordance with an index (passive) strategy and uses a team approach in implementing this program.
With respect to the provision of investment management services for the SSgA FM Account, the SSgA Emerging Markets Active Management Team provides those services. The portfolio managers Brad Aham, CFA, FRM and Stephen McCarthy, CFA jointly and primarily have the most significant day-to-day responsibility for management of the Portfolio.
Mr. Aham is a Senior Managing Director of SSgA and a Principal of SSgA FM. Mr. Aham joined the firm in 1993 and is the head of the Active Emerging Markets Equity Team. He is a founding member of the Active Emerging Markets strategy and has been a portfolio manager in the Global Quantitative equities group for over 10 years. He earned Bachelors degrees in both Mathematics and Economics from Brandeis University and a MBA from Boston University. He has also earned the Chartered Financial Analyst designation and is a Certified Financial Risk Manager. Mr. Aham is a member of the Boston Securities Analyst Society and the Global Association of Risk Professionals.
Mr. McCarthy is a Vice President of SSgA and a Principal of SSgA FM. He joined the firm in 1998 and is a member of the firm’s Active Emerging Markets team. Mr. McCarthy holds his AB from Harvard College, a master’s degree in Classics and Philosophy from Corpus Christi College, Oxford University, U.K. and an MBA from Columbia University. Mr. McCarthy is a past president of the Boston Security Analysts Society.
With respect to the provision of investment management services for the SSgA FM Passive Account, the Portfolios will be managed by the SSgA FM Global Structured Products Group and the members of this team involved in the day to day management of the portion of the Portfolio are: Thomas Coleman, CFA and Theodore Wong.
Mr. Coleman joined the firm in 1999 and is a Vice President at State Street Global Advisors, Principal of SSgA FM and a Portfolio Manager in the Global Structured Products investment team. He is responsible for managing several international strategies. Mr. Coleman received a BS from Boston College, and an MBA from Babson College. He has also earned the Chartered Financial Analyst designation and is a member of the Boston Security Analysts Society.
Mr. Wong joined the firm in 1999 and is a Vice President at State Street Global Advisors, Principal of SSgA FM and a Portfolio Manager for the Global Structured Products Group. Within this team, Mr. Wong is responsible for the management of several strategies, including developed and emerging markets with domestic strategies benchmarked to Russell and Standard & Poor’s indices. Mr. Wong received a BA from the University of Rochester.
The Short-Term Municipal Bond Portfolio. (From the Supplement Filed November 19, 2009) Effective immediately, the name of the benchmark index for the Portfolio, the Merrill Lynch Muni 1-3 Year Index has changed to the BofA Merrill Lynch Muni 1-3 Year Index.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
Supplement to Prospectus for The Hirtle Callaghan Trust